Exhibit 99.1
43rd Annual J.P. Morgan Healthcare Conference
January 14, 2025
Presented by:
Michael J. Alkire
Glenn Coleman
President and CEO
Chief Administrative and Financial Officer

Forward-looking Statements
Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies and develop innovations for, transform and improve healthcare, our ability to find a partner for our Contigo Health business and the potential benefits thereof, our ability to fund and conduct share repurchases pursuant to the outstanding share repurchase authorization and the potential benefits thereof, the payment of dividends at current levels or at all, guidance on expected future financial performance and assumptions underlying that guidance, and our expected effective income tax rate are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including the information in those sections of Premier’s Form 10-K for the year ended June 30, 2024 as well as the Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Premier’s periodic and current filings with the SEC are made available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.
Non-GAAP financial measures – This presentation and accompanying webcast include certain “adjusted” and other “non-GAAP” financial measures, including free cash flow, as defined in the SEC’s Regulation G. These measures are not in accordance with, or an alternative to, GAAP. This presentation and the Appendix to this presentation include schedules that reconcile the historical non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. You should carefully read Premier’s latest earnings release and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, for definitions of Premier’s non-GAAP financial measures and further explanation and disclosure regarding Premier’s use of non-GAAP financial measures, and such information should be read in conjunction with this presentation. These materials are made available on the company’s website at investors.premierinc.com.
2025. ALL RIGHTS RESERVED. | PREMIER INC. | 2

Premier’s Newest Leaders
We believe we have the right team in place to drive future growth.
Glenn Coleman
Chief Administrative and Financial Officer
David Zito
President of Performance Services
2025. ALL RIGHTS RESERVED. | PREMIER INC. | 3

Premier, Inc. Snapshot (NASDAQ: PINC)

Key Statistics					
1996	Charlotte, NC	2013	~2,900[1]	Over 4,350[1]	Over $1.3B[2]
Founded	Headquarters	IPO	Employees	Hospital Members	Net Revenue

Business Segments

Supply Chain Services

~$885M[3]
Net Revenue



- Group Purchasing - Acute
- Group Purchasing - Continuum of Care
- Supply Chain Co-Management
- Digital Supply Chain

Performance Services



~$460M[4]
Net Revenue

- PINC AI Core Tech and Services
- PINC AI Decision Support
- PINC AI Applied Sciences

Leading Technology-Driven Healthcare Improvement Company ***Enabling Better, Smarter, Faster Care***

[1] As of June 30, 2024
[2] Consolidated figure for fiscal 2024. See slide 11 for non-GAAP figure excluding S2S Global and Contigo Health.
[3] Supply Chain Services segment net revenue for fiscal 2024. See slide 11 for a figure that excludes S2S Global and includes Remitra.
[4] Performance Services segment net revenue for fiscal 2024. See slide 11 for a figure that excludes Contigo Health and Remitra.

© 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 4

Premier enables Better, Smarter, Faster Healthcare for its Member Health Systems Better Care 11% Lower Inpatient Mortality Observed Per Encounter 7% Lower Inpatient Mortality Observed Per Encounter *For major teaching hospitals Smarter Savings 6% Better Operating Margins 10% Lower Supply Costs Faster Innovation 20% More Revenue in Value-Based Care Programs (MSSP) Premier Members, On Average, Perform Better Than Non-Premier Members *Based on 2024 data for hospitals in Premier’s 100 Top Hospitals® program. 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 5

5 Emerging Trends Impacting Healthcare in 2025 Navigating Commercial Payer Reimbursement Confronting the Ongoing Labor Crisis The Evolution of Robots in Healthcare The Path to Greater Supply Chain Resiliency Unlocking the Power of Advanced Technologies Premier is Well Positioned to Help Our Customers Succeed 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 6

Growth Strategy Grow and Deepen Relationships Further penetrate member purchasing spend; only capture ~60% in the acute GPO and even less in the non-acute GPO Cross-sell opportunity; only ~1/3 of members utilize both business segments Strengthen and Build Capabilities Enhance technology with automation and AI capabilities Long runway to continue to grow profitable technology and consulting businesses Create and Deliver Innovative Solutions Innovate with members to develop products and services that address market problems (e.g., launched Premier SmartPOTM, a digital purchasing platform for non-acute providers) Expand Into Adjacent Markets Life sciences with research and clinical trials Payers with electronic prior authorization Manufacturers through e-invoicing and e-payables capabilities Multiple Levers to Drive Future Growth of Our Business 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 7

Creating Value for Stockholders Unique Market Positioning Established industry leader in critical and growing markets Long-standing strategic and collaborative customer relationships Leveraging comprehensive and scalable technology and services platform Opportunity to cross-sell between business segments Long Runway for Profitable Growth Ability to further penetrate member purchasing in the GPO business Continued expansion into adjacent customer bases Attractive margin profile Potentially significant value in certain non-core assets and minority investments Disciplined Capital Allocation Unlevered balance sheet Strong and predictable cash flows; $100 million annual ‘tax payment’ goes away in FY26 Repurchased $600 million of Class A common shares under $1 billion share repurchase authorization[1] Dividend yield of ~4% is in the top quartile of companies in the Russell 1000 index [2] Well-Positioned for Future Growth and Above Market Returns [1] Amount of Class A common shares repurchased in 2024 and 2025 year-to-date. [2] Premier’s dividend yield is based on the aggregate dividends paid per share during the twelve months ended December 31, 2024, divided by the stock’s closing price on December 31, 2024. Dividend yield for the market indices is based on market data for the twelve months ended December 31, 2024. 2025. ALL RIGHTS RESERVED. | PREMIER INC. | 8

Appendix

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands)
Three Months Ended June 30, Year Ended June 30, 2024 2023 2024 2023 Net income $60,605 $18,905 $106,719 $174,887 Interest (income) expense, net (411) 2,711 (1,281) 14,470 Income tax expense 25,519 15,345 43,071 75,111 Depreciation and amortization 20,636 20,538 81,728 85,691 Amortization of purchased intangible assets 9,794 12,687 47,274 48,102 EBITDA 116,143 70,186 277,511 398,261 Stock-based compensation 205 (2,504) 23,876 14,355 Acquisition- and disposition-related expenses 4,117 5,559 12,612 17,151 Strategic initiative and financial restructuring-related expenses (119) 2,843 2,850 13,831 Equity in net (income) loss of unconsolidated affiliates (1,344) (1,521) 295 (16,068) Gain on sale of investment in unconsolidated affiliates — (11,046) Impairment of assets 56,718 140,053 56,718 Other reconciling items, net (309) (221) (309) (533) Adjusted EBITDA $118,693 $131,060 $445,842 $483,715 Less: New Fiscal 2025 Adjustments (a) (49,379) Adjusted EBITDA After New Fiscal 2025 Adjustments $396,463
a. Adjustments represent the exclusion of Contigo Health, S2S Global and the impact of the OMNIA transaction including associated revenues sold, imputed interest expense and cash taxes paid on proceeds received. 2025. ALL RIGHTS RESERVED. PREMIER INC. 10

Fiscal 2024 Walk to Align to New Fiscal 2025 Adjusted Non-GAAP Presentations
Supplemental Financial Information
Fiscal 2024 Walk to Align to New Fiscal 2025 Adjusted Non-GAAP Presentations (Unaudited) (In thousands)
Supply Chain Services Year Ended June 30, 2024 Performance Services Year Ended June 30, 2024 Total Premier, Inc. Year Ended June 30, 2024 Net Revenue (a) $886,303 Net Revenue (a) $460,329 Net Revenue $1,346,361 Less: S2S (210,352) Less: Contigo Health (39,846) Less: Contigo Health (39,846) Add: Remitra (c) 13,689 Less: Remitra (c) (13,689) Less: S2S (210,352) Net Revenue Excluding S2S Net Revenue Excluding Contigo Net Revenue Excluding Contigo Global and Including Remitra (a) $689,640 Health and Remitra (a) $406,794 Health and S2S Global $1,096,163 Adjusted EBITDA $445,842 Less: Adjustments (b) (49,379) Adjusted EBITDA After New Fiscal 2025 Adjustments $396,463
a. Includes intersegment revenue that is eliminated in consolidation. b. Adjustments represent the exclusion of Contigo Health, S2S Global and the impact of the OMNIA transaction including associated revenues sold, imputed interest expense and cash taxes paid on proceeds received. c. Reflects new reporting of Remitra as part of Supply Chain Services segment beginning in fiscal year 2025.
Note: The Net Revenue measures excluding S2S Global and/or Contigo Health and including/excluding Remitra presented above, as well as the Adjusted EBITDA and Adjusted EBITDA After New Fiscal 2025 Adjustments presented above, are non-GAAP financial measures. Refer to slide 10 for a reconciliation of Adjusted EBITDA and Adjusted EBITDA After New Fiscal 2025 Adjustments to the corresponding GAAP measures.
2025. ALL RIGHTS RESERVED. | PREMIER INC. | 11